Exhibit 99.2

Employers Holdings, Inc.
Third Quarter 2017
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	% change	2017	2016	% change
Selected financial highlights:
Gross insurance premiums written	$179.2	$164.4	9%	$561.3	$545.7	3%
Net insurance premiums written	177.6	163.0	9	556.8	540.4	3
Net insurance premiums earned	187.9	173.3	8	535.0	522.8	2
Net investment income	18.5	17.9	3	55.4	54.1	2
Underwriting income(1)	13.7	11.3	21	34.2	29.7	15
Net income before impact of the LPT Agreement(1)	19.4	19.6	(1)	61.4	57.6	7
Operating income(1)	21.6	18.7	16	60.2	51.9	16
Net income	21.9	22.6	(3)	69.9	71.2	(2)
Comprehensive income	22.2	17.4	28	86.0	105.2	(18)
Total assets				3,835.4	3,824.3	—
Stockholders' equity				917.1	850.1	8
Stockholders' equity including deferred reinsurance gain(2)				1,083.5	1,027.9	5
Adjusted stockholders' equity(2)				992.9	910.3	9
Annualized operating return on adjusted stockholders' equity(3)	8.8%	8.2%	7%	8.3%	7.8%	6%
Amounts per share:
Cash dividends declared per share	$0.15	$0.09	67%	$0.45	$0.27	67%
Net income per diluted share(4)	0.66	0.69	(4)	2.12	2.16	(2)
Net income before impact of the LPT per diluted share(4)	0.59	0.59	—	1.86	1.74	7
Operating income per diluted share(4)	0.65	0.57	14	1.82	1.57	16
GAAP book value per share(2)				28.28	26.47	7
Book value per share(2)				33.42	32.01	4
Adjusted book value per share(2)				30.62	28.35	8
Combined ratio before impact of the LPT:(5)
Loss and loss adjustment expense ratio:
Current year	63.7%	64.1%		63.7%	65.6%
Prior year	(0.2)	0.5		(0.1)	(0.3)
Loss and loss adjustment expense ratio	63.5%	64.6%		63.6%	65.3%
Commission expense ratio	12.6	12.3		12.4	12.1
Underwriting and other operating expense ratio	17.9	18.3		19.1	19.5
Combined ratio before impact of the LPT	94.0%	95.2%		95.2%	96.9%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 5 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	September 30, 2017	December 31, 2016
ASSETS
Investments, cash and cash equivalents	$2,695.3	$2,623.4
Accrued investment income	19.3	20.6
Premiums receivable, net	331.5	304.7
Reinsurance recoverable on paid and unpaid losses	560.9	588.7
Deferred policy acquisition costs	48.1	44.3
Deferred income taxes, net	42.8	59.4
Contingent commission receivable—LPT Agreement	31.1	31.1
Other assets	106.4	101.2
Total assets	$3,835.4	$3,773.4

LIABILITIES
Unpaid losses and LAE	$2,298.9	$2,301.0
Unearned premiums	331.1	310.3
Commissions and premium taxes payable	53.0	48.8
Deferred reinsurance gain—LPT Agreement	166.4	174.9
Notes payable	20.0	32.0
Other liabilities	48.9	65.8
Total liabilities	$2,918.3	$2,932.8

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$377.8	$372.6
Retained earnings	832.4	777.2
Accumulated other comprehensive income, net	90.6	74.5
Treasury stock, at cost	(383.7)	(383.7)
Total stockholders’ equity	917.1	840.6
Total liabilities and stockholders’ equity	$3,835.4	$3,773.4

Stockholders' equity including deferred reinsurance gain (1)	$1,083.5	$1,015.5
Adjusted stockholders' equity (1)	992.9	941.0
GAAP Book Value per Share (1)	$28.28	$26.16
Book value per share (1)	33.42	31.61
Adjusted Book Value per Share (1)	30.62	29.29

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions, except per share amounts

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Underwriting revenues:
Gross premiums written	$179.2	$164.4	$561.3	$545.7
Premiums ceded	(1.6)	(1.4)	(4.5)	(5.3)
Net premiums written	177.6	163.0	556.8	540.4
Net premiums earned	187.9	173.3	535.0	522.8
Underwriting expenses:
Losses and LAE incurred	(116.9)	(109.0)	(332.0)	(328.0)
Commission expense	(23.7)	(21.3)	(66.7)	(63.5)
Underwriting and other operating expenses	(33.6)	(31.7)	(102.1)	(101.6)
Underwriting income	13.7	11.3	34.2	29.7
Net investment income	18.5	17.9	55.4	54.1
Net realized gains on investments	4.1	1.6	7.4	9.1
Gain on redemption of notes payable	—	—	2.1	—
Other income	0.4	—	0.5	0.6
Interest expense	(0.3)	(0.4)	(1.1)	(1.2)
Other expenses	(7.5)	—	(7.5)	—
Income tax expense	(7.0)	(7.8)	(21.1)	(21.1)
Net income	21.9	22.6	69.9	71.2
Net unrealized gains on investments arising during the period, net of tax	3.0	(4.2)	20.9	39.9
Reclassification adj. for realized gains in net income, net of tax	(2.7)	(1.0)	(4.8)	(5.9)
Comprehensive income	$22.2	$17.4	$86.0	$105.2
Add (subtract)
Amortization of deferred reinsurance gain - losses	$(2.1)	$(2.5)	$(7.0)	$(7.2)
Amortization of deferred reinsurance gain - contingent commission	(0.4)	(0.5)	(1.5)	(1.5)
LPT reserve adjustment	—	—	—	(3.1)
LPT contingent commission adjustments	—	—	—	(1.8)
Net income before impact of the LPT Agreement (1)	$19.4	$19.6	$61.4	$57.6
Add (subtract)
Impact of the LPT Agreement	$(2.5)	$(3.0)	$(8.5)	$(13.6)
Net realized gains on investments, net of tax	(2.7)	(1.0)	(4.8)	(5.9)
Gain on redemption of notes payable, net of tax	—	—	(1.4)	—
Write-off of previously capitalized costs, net of tax	4.9	—	4.9	—
Amortization of intangibles, net of tax	—	0.1	0.1	0.2
Operating income [1]	$21.6	$18.7	$60.2	$51.9

(1) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2017	2016	2017	2016

Net income	A	$21.9	$22.6	$69.9	$71.2
Add (subtract):
Impact of LPT Agreement		(2.5)	(3.0)	(8.5)	(13.6)
Net realized gains on investments, net of tax		(2.7)	(1.0)	(4.8)	(5.9)
Gain on redemption of notes payable, net of tax		—	—	(1.4)	—
Write-off of previously capitalized costs, net of tax		4.9	—	4.9	—
Amortization of intangibles, net of tax		—	0.1	0.1	0.2
Operating income (1)	B	$21.6	$18.7	$60.2	$51.9

Stockholders' equity - end of period		$917.1	$850.1	$917.1	$850.1

Stockholders' equity - beginning of period		899.2	845.3	840.6	760.8

Average stockholders' equity	C	$908.2	$847.7	$878.9	$805.5

Stockholders' equity - end of period		$917.1	$850.1	$917.1	$850.1
Add (subtract):
Deferred reinsurance gain		166.4	177.8	166.4	177.8
Accumulated other comprehensive income, net of tax		(90.6)	(117.6)	(90.6)	(117.6)
Adjusted stockholders' equity - end of period		992.9	910.3	992.9	910.3
Adjusted stockholders' equity - beginning of period		977.8	903.2	941.0	866.7
Average adjusted stockholders' equity (1)	D	$985.4	$906.8	$967.0	$888.5

Return on stockholders' equity	A / C	2.4%	2.7%	8.0%	8.8%
Annualized return on stockholders' equity		9.6	10.7	10.6	11.8

Operating return on adjusted stockholders' equity (1)	B / D	2.2%	2.1%	6.2%	5.8%
Annualized operating return on adjusted stockholders' equity (1)		8.8	8.2	8.3	7.8

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2017	2016	2017	2016
Net premiums earned	A	$187.9	$173.3	$535.0	$522.8
Losses and LAE incurred	B	116.9	109.0	332.0	328.0
Amortization of deferred reinsurance gain - losses		2.1	2.5	7.0	7.2
Amortization of deferred reinsurance gain - contingent commission		0.4	0.5	1.5	1.5
LPT reserve adjustment		—	—	—	3.1
LPT contingent commission adjustments		—	—	—	1.8
Losses and LAE before impact of the LPT (1)	C	$119.4	$112.0	$340.5	$341.6
Prior year loss reserve development		(0.2)	0.8	(0.5)	(1.5)
Losses and LAE before impact of the LPT - current accident year	D	$119.6	$111.2	$341.0	$343.1
Commission expense	E	$23.7	$21.3	$66.7	$63.5
Underwriting and other operating expenses	F	33.6	31.7	102.1	101.6
GAAP combined ratio:
Loss and LAE ratio	B/A	62.2%	62.9%	62.1%	62.7%
Commission expense ratio	E/A	12.6	12.3	12.4	12.1
Underwriting and other operating expense ratio	F/A	17.9	18.3	19.1	19.5
GAAP combined ratio		92.7%	93.5%	93.6%	94.3%
Combined ratio before impact of the LPT: (1)
Loss and LAE ratio before impact of the LPT	C/A	63.5%	64.6%	63.6%	65.3%
Commission expense ratio	E/A	12.6	12.3	12.4	12.1
Underwriting and other operating expense ratio	F/A	17.9	18.3	19.1	19.5
Combined ratio before impact of the LPT		94.0%	95.2%	95.2%	96.9%
Combined ratio before impact of the LPT: current accident year (1)
Loss and LAE ratio before impact of the LPT	D/A	63.7%	64.1%	63.7%	65.6%
Commission expense ratio	E/A	12.6	12.3	12.4	12.1
Underwriting and other operating expense ratio	F/A	17.9	18.3	19.1	19.5
Combined ratio before impact of the LPT: current accident year		94.1%	94.7%	95.3%	97.2%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Unpaid losses and LAE at beginning of period	$2,284.9	$2,332.3	$2,301.0	$2,347.5
Reinsurance recoverable on unpaid losses and LAE	559.8	598.8	580.0	628.2
Net unpaid losses and LAE at beginning of period	1,725.1	1,733.5	1,721.0	1,719.3
Losses and LAE incurred:
Current year losses	119.7	111.1	341.0	343.1
Prior year losses on voluntary business	—	—	—	—
Prior year losses on involuntary business	(0.2)	0.8	(0.5)	(1.5)
Total losses incurred	119.5	111.9	340.5	341.6
Losses and LAE paid:
Current year losses	23.5	23.7	45.2	42.8
Prior year losses	75.3	83.2	270.5	279.6
Total paid losses	98.8	106.9	315.7	322.4
Net unpaid losses and LAE at end of period	1,745.8	1,738.5	1,745.8	1,738.5
Reinsurance recoverable on unpaid losses and LAE	553.1	591.5	553.1	591.5
Unpaid losses and LAE at end of period	$2,298.9	$2,330.0	$2,298.9	$2,330.0

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	September 30, 2017				December 31, 2016
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain	Fair Value	%	Fair Value	%
Fixed maturities	$2,360.6	$55.5	$2,416.1	90%	$2,344.4	89%
Equity securities	119.3	83.9	203.2	8	192.2	7
Short-term investments	5.5	—	5.5	—	16.0	1
Cash and cash equivalents	69.4	—	69.4	3	67.2	3
Restricted cash and cash equivalents	1.1	—	1.1	—	3.6	—
Total investments and cash	$2,555.9	$139.4	$2,695.3	100%	$2,623.4	100%

Breakout of Fixed Maturities:
U.S. Treasuries and Agencies	$143.1	$2.9	$146.0	6%	$140.2	6%
States and Municipalities	671.0	29.4	700.4	29	851.6	36
Corporate Securities	1,040.3	20.0	1,060.3	44	956.7	41
Mortgage-Backed Securities	451.8	3.0	454.8	19	353.5	15
Asset-Backed Securities	54.4	0.2	54.6	2	42.4	2
Total fixed maturities	$2,360.6	$55.5	$2,416.1	100%	$2,344.4	100%

Weighted average book yield	3.2%	3.1%
Weighted average tax equivalent yield	3.7%	3.6%
Average credit quality (S&P)	AA-	AA-
Duration	4.1	4.3

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		September 30, 2017	December 31, 2016	September 30, 2016	December 31, 2015
Numerators:
Stockholders' equity	A	$917.1	$840.6	$850.1	$760.8
Plus: Deferred reinsurance gain		166.4	174.9	177.8	189.5
Stockholders' equity including deferred reinsurance gain (1)	B	1,083.5	1,015.5	1,027.9	950.3
Less: Accumulated other comprehensive income, net of tax		90.6	74.5	117.6	83.6
Adjusted stockholders' equity (1)	C	$992.9	$941.0	$910.3	$866.7

Denominator (shares outstanding)	D	32,423,929	32,128,922	32,109,976	32,216,480

GAAP book value per share (1)	A / D	$28.28	$26.16	$26.47	$23.62
Book value per share (1)	B / D	33.42	31.61	32.01	29.50
Adjusted book value per share (1)	C / D	30.62	29.29	28.35	26.90

Cash dividends declared per share		$0.45	$0.36	$0.27	$0.24

YTD Change in: (2)
GAAP book value per share		9.8%		13.2%
Book value per share		7.1		9.4
Adjusted book value per share		6.1		6.4

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2017	2016	2017	2016
Numerators:
Net income	A	$21.9	$22.6	$69.9	$71.2
Add (subtract):
Impact of the LPT Agreement		(2.5)	(3.0)	(8.5)	(13.6)
Net income before impact of LPT (1)	B	$19.4	$19.6	$61.4	$57.6
Net realized gains on investments, net of tax		(2.7)	(1.0)	(4.8)	(5.9)
Gain on redemption of notes payable, net of tax		—	—	(1.4)	—
Write-off of previously capitalized costs, net of tax		4.9	—	4.9	—
Amortization of intangibles, net of tax		—	0.1	0.1	0.2
Operating income (1)	C	$21.6	$18.7	$60.2	$51.9

Denominators:
Average common shares outstanding (basic)	D	32,563,800	32,449,617	32,454,443	32,497,478
Average common shares outstanding (diluted)	E	33,053,985	32,948,962	33,007,217	33,015,873

Net income per share:
Basic	A / D	$0.67	$0.70	$2.15	$2.19
Diluted	A / E	0.66	0.69	2.12	2.16

Net income before impact of the LPT per share: (1)
Basic	B / D	$0.60	$0.60	$1.89	$1.77
Diluted	B / E	0.59	0.59	1.86	1.74

Operating income per share: (1)
Basic	C / D	$0.66	$0.58	$1.85	$1.60
Diluted	C / E	0.65	0.57	1.82	1.57

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Glossary of Financial Measures
Within this earnings release we present the following measures, each of which are a "non-GAAP financial measure" as defined in Regulation G pursuant to Section 401 of the Sarbanes - Oxley Act of 2002. A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the impact of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Operating income (see Page 4 for calculations) is net income before the impact of the LPT Agreement, net realized gains (losses) on investments (net of tax), gain on redemption of notes payable (net of tax), write-off of previously capitalized costs (net of tax), and amortization of intangible assets (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the deferred reinsurance gain is stockholders' equity including the deferred reinsurance gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the deferred reinsurance gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's operating return on equity metric.
Return on stockholders' equity and Operating return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
GAAP book value per share, Book value per share and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income, Combined ratio and Combined ratio before impact of the LPT (see Pages 3 and 5 for calculations). Management believes that these performances and underwriting measures are widely used by our investors, analysts and other interested parties.